UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 28, 2024

Marathon Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 Town and Country Boulevard
Houston, Texas	77024-2217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 629-6600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 28, 2024, Marathon Oil Corporation, a Delaware corporation (“Marathon”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ConocoPhillips, a Delaware corporation (“ConocoPhillips”), and Puma Merger Sub Corp., a wholly owned subsidiary of ConocoPhillips (“Merger Sub”).

The Merger Agreement provides that, among other things and subject to the terms and conditions of the Merger Agreement, (1) Merger Sub will be merged with and into Marathon (the “Merger”), with Marathon surviving and continuing as the surviving corporation in the Merger, and (2) at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of Marathon (other than certain Excluded Shares and Converted Shares (each as defined in the Merger Agreement)) will be converted into the right to receive 0.2550 (the “Exchange Ratio”) shares of common stock of ConocoPhillips (the “Merger Consideration”).

The Merger Agreement also specifies the treatment of outstanding Marathon equity awards in connection with the Merger, which shall be treated as follows at the Effective Time:

•

Each outstanding restricted stock unit award of Marathon that vests solely based on service (other than any granted to a non-employee director) will be canceled and converted into a restricted stock unit award of ConocoPhillips in respect of a number of shares of ConocoPhillips common stock (rounded to the nearest whole share) equal to the product of (i) the total number of shares of Marathon common stock subject to such award immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio.

•

Each outstanding restricted stock unit award or deferred stock unit award granted to a non-employee director of Marathon that is outstanding immediately prior to the Effective Time will immediately vest with respect to 100% of the shares of Marathon common stock subject to such award and such shares of Marathon common stock will be converted into the right to receive the Merger Consideration and an amount in cash equal to any accrued but unpaid dividend equivalents.

•

Each outstanding and vested stock option to purchase shares of Marathon common stock will be canceled and converted into the right to receive a number of shares of ConocoPhillips common stock (rounded down to the nearest whole share) equal to the quotient of (i) the product of (A) the excess, if any, of the Merger Consideration Value over the per share exercise price of the applicable option award multiplied by (B) the number of shares of Marathon common stock subject to such option award immediately prior to the Effective Time, divided by (ii) the Parent Closing Price (defined as the volume-weighted average price of the ConocoPhillips common stock for the five consecutive trading days ending two trading days prior to the closing date); provided, that any option award that has an exercise price per share of Marathon common stock that is equal to or greater than the Merger Consideration Value will be canceled for no consideration. The term “Merger Consideration Value” means the product of (x) the Exchange Ratio multiplied by (y) the Parent Closing Price.

•

Each outstanding performance unit award of Marathon will immediately vest and be converted into the right to receive (i) in the case of performance unit awards that vest based on total shareholder return, (A) that number of shares of ConocoPhillips common stock (rounded to the nearest whole share) equal to the product of (x) the number of shares of Marathon common stock subject to such performance unit award immediately prior to the Effective Time reflecting the attainment of the applicable performance metrics at the maximum level of performance multiplied by (y) the Exchange Ratio and (B) an amount in cash equal to any accrued but unpaid dividend equivalents, or (ii) in the case of performance unit awards that vest based on free cash flow, an amount in cash reflecting the attainment of the applicable performance metrics at the maximum level of performance multiplied by the average of the daily closing price of a share of Marathon common stock during the final thirty (30) calendar days ending on the last trading day immediately preceding the closing date (the “Average Price”); provided, however that if any values were banked under such award based on a price per share of Marathon common stock that is greater than the Average Price then such higher price will be used for such portion of the award, plus any dividend equivalents accrued with respect to such performance unit awards, in the cases of each of clauses (i) and (ii), as promptly as administrative possible after closing, but in no event later than ten business days after the closing.

The board of directors of Marathon has unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, Marathon and the holders of Marathon’s common stock, (2) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, and (3) resolved to recommend that the Marathon stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.

The completion of the Merger is subject to satisfaction or waiver of certain customary mutual closing conditions, including (1) the receipt of the required approvals from Marathon stockholders, (2) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (3) certain other specified regulatory approvals having been obtained, (4) the absence of any governmental order or law that makes consummation of the Merger illegal or otherwise prohibited, (5) the effectiveness of the registration statement on Form S-4 to be filed by ConocoPhillips pursuant to which the shares of ConocoPhillips common stock to be issued in connection with the Merger are registered with the Securities and Exchange Commission (the “SEC”), and (6) the authorization for listing of ConocoPhillips common stock to be issued in connection with the Merger on the NYSE. The obligation of each party to consummate the Merger is also conditioned upon (1) the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), (2) the other party having performed in all material respects its obligations under the Merger Agreement, (3) the absence of a material adverse effect on the other party and (4) the receipt of an officer’s certificate from the other party to such effect.

The Merger Agreement contains customary representations and warranties of Marathon and ConocoPhillips relating to their respective businesses, financial statements and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of Marathon and ConocoPhillips, including, subject to certain exceptions, covenants relating to conducting their respective businesses in the ordinary course consistent with past practice, and to refrain from taking certain actions without the other party’s consent. Marathon and ConocoPhillips also agreed to use their respective reasonable best efforts to cause the Merger to be consummated and to obtain expiration or termination of the waiting period under the HSR Act and to obtain other specified regulatory approvals, subject to certain limitations set forth in the Merger Agreement.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, Marathon will be subject to certain restrictions on its ability to solicit alternative competing proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative competing proposals, subject to customary exceptions. Marathon is required to call a meeting of its stockholders to approve the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement.

The Merger Agreement contains customary termination rights for each of Marathon and ConocoPhillips, including, among others, if the consummation of the Merger does not occur on or before May 28, 2025 (subject to two potential extensions to November 28, 2025 and May 28, 2026 if the required regulatory approvals have not been received but all other conditions to closing have been satisfied or waived (except for those conditions that by their nature are to be satisfied at closing)) (such date, the “end date”). Additionally, the Merger Agreement permits Marathon, subject to compliance with certain requirements and payment of a termination fee (described below), to terminate the Merger Agreement to enter into a definitive agreement for a superior alternative competing proposal than the Merger.

Upon termination of the Merger Agreement under specified circumstances, including the (1) termination by Marathon to enter into a definitive agreement for a superior alternative competing proposal than the Merger, (2) termination by ConocoPhillips in the event of a change of recommendation by the Marathon board of directors or (3) termination by ConocoPhillips because Marathon, its subsidiaries or any of its directors or executive officers materially breached its non-solicitation obligations, Marathon would be required to pay ConocoPhillips a termination fee of $557,000,000. In addition, (i) upon termination of the Merger Agreement (a) by either ConocoPhillips or Marathon in connection with a failure of Marathon’s stockholders to approve the Merger and if a Company Competing Proposal (as defined in the Merger Agreement) was publicly announced and not publicly withdrawn at least seven business days prior to the Marathon stockholder meeting or (b) (x) by ConocoPhillips in connection with a breach by Marathon of its representations, warranties and covenants (other than the non-solicitation covenant) that results in the failure of the applicable closing conditions relating thereto or (y) by either ConocoPhillips or Marathon in connection with a failure to close the Merger by the end date and, in the case of (x) and (y), if prior to such termination a Company Competing Proposal (as defined in the Merger Agreement) was announced or communicated to the Marathon board of directors and not withdrawn at least seven business days prior to termination and (ii) if Marathon enters into a definitive agreement in respect of or consummates a Company Competing Proposal within twelve months of such termination described in clause (i), then Marathon would be required to pay ConocoPhillips a termination fee of $557,000,000. Moreover, if the Merger Agreement is terminated because of a failure of Marathon’s stockholders to approve the Merger, Marathon will be required to pay ConocoPhillips $86,000,000. In no event will ConocoPhillips be entitled to receive more than one termination fee, net of any expense reimbursement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Marathon. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Marathon’s public disclosures.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Retirement

On February 27, 2024, Marathon announced that Dane E. Whitehead, Executive Vice President and Chief Financial Officer of Marathon had informed Marathon of his intention to retire from Marathon effective July 1, 2024. Marathon and Mr. Whitehead agreed to delay his departure and Mr. Whitehead will remain an Executive Vice President and Advisor to the CEO and will lead the transition planning team until the closing of the Merger. In connection with his termination upon the closing of the Merger, Mr. Whitehead will be entitled to receive benefits pursuant to Marathon’s Officer Change in Control Severance Benefits Plan.

Annual Bonus

In connection with the Merger, each employee of Marathon (including each of Marathon’s named executive officers) who, as of immediately prior to the Effective Time (or, if earlier, as of the relevant payment date), is eligible for an annual cash bonus under a Marathon incentive plan for calendar year 2024 and is employed by Marathon or one of its subsidiaries on the payment date (or whose employment is involuntarily terminated by ConocoPhillips or one of its subsidiaries without “cause” or by the employee for “good reason”, in each case, following the Effective Time but prior to the payment date) will receive an annual bonus for 2024 in an amount equal to the amount payable based on maximum performance (which amount will be 200% of the amount payable upon target performance) based on eligible earnings, or, with respect to an employee whose employment was terminated during 2024, annualized eligible earnings, payable on the date Marathon would normally pay annual cash bonuses for 2024 (or as soon as reasonably practicable following a qualifying termination for an employee whose employment is terminated before such date).

Item 7.01.	Regulation FD Disclosure.

On May 29, 2024, Marathon and ConocoPhillips issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On May 29, 2024, in connection with the announcement of the Merger Agreement, ConocoPhillips intends to hold a conference call available to investors and the public. Details for accessing the conference call can be found in the press release attached as Exhibit 99.1 hereto. A presentation (the “Investor Presentation”) for reference during such call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished pursuant to Item 7.01 and the press release and Investor Presentation attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of May 28, 2024, among Marathon Oil Corporation, ConocoPhillips and Puma Merger Sub Corp.

99.1	Joint press release, dated May 29, 2024, issued by Marathon Oil Corporation and ConocoPhillips.

99.2	Investor Presentation.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

Forward-Looking Statements

This communication includes “forward-looking statements” as defined under the federal securities laws. All statements other than statements of historical fact included or incorporated by reference in this communication, including, among other things, statements regarding the proposed business combination transaction between ConocoPhillips (“ConocoPhillips”) and Marathon Oil Corporation (“Marathon”), future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of ConocoPhillips’ or Marathon’s operations or operating results are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, ConocoPhillips or Marathon expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond ConocoPhillips’ or Marathon’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: ConocoPhillips’ ability to successfully integrate Marathon’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk that ConocoPhillips or Marathon will be unable to retain and hire key personnel and maintain relationships with their suppliers and customers; the risk associated with Marathon’s ability to obtain the approval of its stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on the parties’ common stock prices and uncertainty as to the long-term value of ConocoPhillips’ or Marathon’s common stock; risks that the proposed transaction disrupts current plans and operations of ConocoPhillips or Marathon and their respective management teams and potential difficulties in hiring or retaining employees as a result of the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting ConocoPhillips’ or Marathon’s businesses generally as set forth in their filings with the Securities and Exchange Commission (the “SEC”). The registration statement on Form S-4 and proxy statement/prospectus that will be filed with the SEC will describe additional risks in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to ConocoPhillips’ and Marathon’s respective periodic reports and other filings with the SEC, including the risk factors contained in ConocoPhillips’ and Marathon’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by law, neither ConocoPhillips nor Marathon undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, ConocoPhillips intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement of Marathon that also constitutes a prospectus of ConocoPhillips common shares to be offered in the proposed transaction. Each of ConocoPhillips and Marathon may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement/prospectus or registration statement or any other document that ConocoPhillips or Marathon may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Marathon. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR

SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about ConocoPhillips, Marathon and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by ConocoPhillips will be available free of charge on ConocoPhillips’ website at www.conocophillips.com or by contacting ConocoPhillips’ Investor Relations Department by email at investor.relations@conocophillips.com or by phone at 281-293-5000. Copies of the documents filed with the SEC by Marathon will be available free of charge on Marathon’s website at https://ir.marathonoil.com/ or by contacting Marathon at 713-629-6600.

Participants in the Solicitation

ConocoPhillips, Marathon and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of ConocoPhillips is set forth in (i) ConocoPhillips’ proxy statement for its 2024 annual meeting of stockholders under the headings “Executive Compensation”, “Item 1: Election of Directors and Director Biographies” (including “Related Party Transactions” and “Director Compensation”), “Compensation Discussion and Analysis”, “Executive Compensation Tables” and “Stock Ownership”, which was filed with the SEC on April 1, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1163165/000130817924000384/cop4258041-def14a.htm, (ii) ConocoPhillips’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 15, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1163165/000116316524000010/cop-20231231.htm and (iii) to the extent holdings of ConocoPhillips securities by its directors or executive officers have changed since the amounts set forth in ConocoPhillips’ proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0001163165&entityName=CONOCOPHILLIPS%2520(COP)%2520(CIK%25200001163165)). Information about the directors and executive officers of Marathon is set forth in (i) Marathon’s proxy statement for its 2024 annual meeting of stockholders under the headings “Proposal 1: Election of Directors”, “Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, “Compensation Discussion and Analysis”, “Executive Compensation” and “Transactions with Related Persons”, which was filed with the SEC on April 10, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101778/000010177824000082/mro-20240405.htm, (ii) Marathon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 22, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101778/000010177824000023/mro-20231231.htm and (iii) to the extent holdings of Marathon securities by its directors or executive officers have changed since the amounts set forth in Marathon’s proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0000101778&entityName=MARATHON%2520OIL%2520CORP%2520(MRO)%2520(CIK%25200000101778)).

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by ConocoPhillips and Marathon will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by ConocoPhillips will be available free of charge on ConocoPhillips’ website at www.conocophillips.com/ and those filed by Marathon will be available free of charge on Marathon’s website at https://ir.marathonoil.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

/s/ Zach B. Dailey
Name: Zach B. Dailey
Title: Vice President, Controller and Chief Accounting Officer

May 29, 2024